T. Rowe Price Exchange-Traded Funds, Inc. 485BPOS

Exhibit 99.(d)(1)

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This INVESTMENT MANAGEMENT AGREEMENT, made as of October 28, 2019, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, on behalf of its separate series listed on Schedule A (as such Schedule may be amended from time to time) (each such series being herein referred to as a “Fund” and collectively as the “Funds”) and T. ROWE PRICE ASSOCIATES, INC. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland.

W I T N E S S E T H:

WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”); and

WHEREAS, the Corporation is authorized to issue shares of capital stock (“Shares”) in separate series of the Corporation (defined as “Funds”), the Shares of each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Corporation intends to initially offer shares of each Fund as listed on Schedule A hereto, and may issue shares in any other Fund as to which this Agreement may hereafter be made applicable and as may be added to Schedule A hereto; and

WHEREAS, the Manager is engaged principally in the business of rendering investment advisory services and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, each Fund desires the Manager to render management and investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.             Duties and Responsibilities of Manager.

A.            Investment Management Services. The Manager shall act as investment manager and shall supervise and direct the investments of each Fund in accordance with each Fund’s investment objective, program and restrictions as provided in the Fund’s prospectus, as amended from time to time, and such other limitations as the Corporation may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with each Fund’s investment objective. In furtherance of this duty, the Manager, as agent and attorney-in-fact of the Corporation with respect to each Fund, is authorized, in its discretion and without prior consultation with the Corporation, to:

(1)         buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

(2)         place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, or issuers as the Manager may select; and

(3)         vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the securities in which the Corporation’s assets may be invested provided such materials have been forwarded to the Manager in a timely fashion by the Corporation’s custodian.

B.            Administrative and Other Services. The Manager shall maintain the existence and records of the Corporation; maintain the registrations and qualifications of each Fund Shares under federal and state law; monitor the financial, accounting, and administrative functions of each Fund; maintain liaison with the various agents employed for the benefit of each Fund by the Corporation (including the Fund’s transfer agent, fund accountant, custodian, independent accountants, and legal counsel); assist in the coordination of their activities on behalf of each Fund; make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Corporation and each Fund as it shall determine to be desirable; maintaining each Fund’s compliance program with respect to applicable rules and regulations; and generally monitor compliance with investment policies and restrictions as set forth in filings made by each Fund under the federal securities laws. For the avoidance of doubt, the Manager shall not be obligated to perform the services for a Fund required to be provided by such various agents employed for the benefit such Fund by the Corporation.

C.             Reports to Fund. The Manager shall furnish to or place at the disposal of the Corporation or Fund, as appropriate, such information, reports, evaluations, analyses, and opinions as they may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

D.             Reports and Other Communications to Fund Shareholders. The Manager shall assist in developing all general shareholder communications, including regular shareholder reports.

E.           Fund Personnel. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Corporation, without remuneration or other cost to the Funds or the Corporation.

F.           Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

2.           Allocation of Expenses.

The Manager shall pay all of the Corporation’s expenses, on behalf of each Fund, with the following exceptions:

(1)          Interest and Borrowing Expenses. Any interest expenses and other charges in connection with borrowing money, including line of credit and other loan commitment fees;

(2)         Taxes. All taxes or governmental fees payable by or in respect of each Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

(3)         Brokerage Commissions. All brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of each Fund’s portfolio securities and other holdings;

(4)          Proxies. Expenses incident to meetings of Fund shareholders and the associated preparation, filing and mailing of associated notices and proxy statements.

(5)          Nonrecurring and Extraordinary Expenses. Such nonrecurring or extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which a Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, shareholders, distributors and agents.

3.           Management Fee. Each Fund shall pay the Manager a fee computed as follows, based on the value of the net assets of the Fund:

A.          Fee Rate. The fee shall be an annual rate equal to the percentage set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets.

B.          Method of Computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Manager on the first business day of the next succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in subparagraph (a) of this Paragraph 3, and multiplying this product by the net assets of the Fund as determined in accordance with each Fund’s prospectus as of the close of business on the previous business day on which such Fund was open for business.

C.         Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

4.            Brokerage. Subject to the approval of the Board, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Corporation, with respect to each Fund, to pay a broker-dealer which furnishes brokerage or research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “’34 Act”)), a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the ’34 Act).

5.           Manager’s Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Corporation or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or Fund, as appropriate, or in the discharge of Manager’s overall responsibilities with respect to the other accounts which it serves as investment manager. The Manager may fully or partially delegate its duties as defined in this Agreement to a registered investment adviser (a “Subadviser”) provided the agreement between the Manager and Subadviser is approved by the Board, and such delegation is consistent with the Act and any interpretations thereunder. The Subadviser may fully or partially delegate its duties as defined in any subadvisory agreements to another registered investment adviser (the “Delegate”), if such delegation is approved by the Board, and such delegation is consistent with the Act and any interpretations thereunder. In connection with the delegation, the Delegate or Subadviser may be compensated from the advisory fees paid to the Manager under this Agreement. Although the fees and services under this Agreement may be transferred between the Manager, Subadviser and the Delegate, the fees and services will be limited to those specifically described in this Agreement and any investment sub-advisory agreements on behalf of each Fund.

6.           Ownership of Records. All records required to be maintained and preserved by the Corporation or a Fund pursuant to the provisions of rules or regulations of the SEC under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Corporation or Fund, as appropriate, are the property of the Corporation or Fund, as appropriate, and will be surrendered by the Manager promptly on request by the Corporation or Fund, as appropriate.

7.         Reports to Manager. The Corporation or Fund, as appropriate, shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or Fund, as appropriate, as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

8.         Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Funds.

9.         Limitation of Liability of Manager. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Corporation or Funds (at the direction or request of the Manager) or the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or any Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Corporation or Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

10.         Use of Manager’s Name. The Corporation or Funds may use the name “T. Rowe Price Exchange-Traded Funds, Inc.,” the Fund names listed on Schedule A, or any other name derived from the name of “T. Rowe Price” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal, or amendment hereof, or such other similar agreement shall no longer be in effect, the Corporation or Fund will (by corporate action, if necessary) cease to use any name derived from the name “T. Rowe Price,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager’s business as investment manager.

11.         Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated, this Agreement shall remain in effect through [two years from effective date]. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Fund, subject to the termination provisions and all other terms and conditions hereof, so long as: (a) such continuation shall be specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the Board or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to each Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Corporation, in writing, at least 60 days prior to renewal of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

12.         Amendment. This Agreement may not be amended with respect to any Fund except pursuant to a written instrument executed by the Corporation on behalf of such Fund and the Manager. In the case of a Fund, approval of any such amendment shall be by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, and, if required by the Act, by the affirmative vote of a majority of the outstanding voting securities of such Fund. This Agreement may be amended at any time to add to a new Fund to Schedule A; any such amendment shall be approved by the Corporation on behalf of such new Fund in the manner required by the Act. This Agreement may also be amended at any time to remove a Fund from Schedule A upon the termination of this Agreement with respect to such Fund in accordance with the terms hereof.

13.         Assignment; Termination of Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment. This Agreement may be terminated by either party hereto with respect to any Fund, without the payment of any penalty, upon 60 days’ prior notice in writing to the other party; provided, that in the case of termination by the Corporation, with respect to a Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund. The termination of this Agreement with respect to any Fund will not affect the continued effectiveness of this Agreement with respect to any other Fund.

14.         Governing Law. This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of Maryland, without regard to principles of conflicts of laws.

15.         Miscellaneous.

A.         Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

B.         Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

C.         Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Act or of guidance published by the SEC or its staff. As used in this agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the meaning as such terms have in the Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized signatories as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Darrell N. Braman		/s/David Oestreicher

By:
Darrell N. Braman, Secretary		David Oestreicher, Executive Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn E. Reilly		/s/Darrell N. Braman

By:
Kathryn E. Reilly, Assistant Secretary		Darrell N. Braman, Vice President

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 3rd day of February, 2021, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective February 3, 2021, the creation and addition of the T. Rowe Price U.S. Equity Research ETF as a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Shannon Hofher Rauser		/s/David Oestreicher

By:
Shannon Hofher Rauser, Assistant Secretary		David Oestreicher, Executive Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Fran Pollack-Matz

By:
Kathryn L. Reilly, Assistant Secretary		Fran Pollack-Matz, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 27th day of July, 2021, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective July 27, 2021, the creation and addition of the T. Rowe Price QM U.S. Bond ETF, T. Rowe Price Total Return ETF, and T. Rowe Price Ultra Short-Term Bond ETF, each as a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Shannon Hofher Rauser		/s/David Oestreicher
By:
Shannon Hofher Rauser, Assistant Secretary		David Oestreicher, Executive Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Fran Pollack-Matz
By:
Kathryn L. Reilly, Assistant Secretary		Fran Pollack-Matz, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 11th day of May, 2022, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective May 11, 2022, the creation and addition of the T. Rowe Price Floating Rate ETF and T. Rowe Price U.S. High Yield ETF, each as a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Shannon Hofher Rauser		/s/Fran Pollack-Matz

By:
Shannon Hofher Rauser, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Cheryl L. Emory		/s/Laura Chasney

By:
Cheryl L. Emory, Assistant Secretary		Laura Chasney, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 5th day of December, 2022, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective December 5, 2022, the creation and addition of the T. Rowe Price Core Equity ETF, T. Rowe Price Growth ETF, T. Rowe Price Value ETF, T. Rowe Price Small-Mid Cap ETF, and T. Rowe Price International Equity ETF, each as a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Core Equity ETF	December 5, 2022	0.31%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price International ETF	December 5, 2022	0.50%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Shannon Hofher Rauser		/s/Fran Pollack-Matz

By:
Shannon Hofher Rauser, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Laura Chasney

By:
Kathryn L. Reilly, Assistant Secretary		Laura Chasney, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 2nd day of February, 2023, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors has approved to change the name of the shares initially classified as common stock of the “T. Rowe Price Core Equity ETF,” to “T. Rowe Price Capital Appreciation Equity ETF”;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Shannon Hofher Rauser		/s/Fran Pollack-Matz

By:
Shannon Hofher Rauser, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Laura Chasney

By:
Kathryn L. Reilly, Assistant Secretary		Laura Chasney, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 5th day of February, 2024, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective February 5, 2024, the creation and addition of the T. Rowe Price Intermediate Municipal Income ETF, a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl Emory		/s/Fran Pollack-Matz
By:
Cheryl Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Laura Chasney
By:
Kathryn L. Reilly, Assistant Secretary		Laura Chasney, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 8th day of May, 2024, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective May 8, 2024, the creation and addition of the T. Rowe Price Technology ETF, a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%

T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%
T. Rowe Price Technology ETF	May 8, 2024	0.63%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl L. Emory		/s/Fran Pollack-Matz
By:
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Laura Chasney
By:
Kathryn L. Reilly, Assistant Secretary		Laura Chasney, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 24th day of October, 2024, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective October 24, 2024, the creation and addition of the T. Rowe Price Capital Appreciation Premium Income ETF and T. Rowe Price Hedged Equity ETF, each as a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%
T. Rowe Price Capital Appreciation Premium Income ETF	October 24, 2024	0.34%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Hedged Equity ETF	October 24, 2024	0.46%
T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%

T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Technology ETF	May 8, 2024	0.63%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl L. Emory		/s/Fran Pollack-Matz
By:
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Laura Chasney
By:
Kathryn L. Reilly, Assistant Secretary		Laura Chasney, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 6th day of February, 2025, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved, effective February 6, 2025, the creation and addition of the T. Rowe Price Financials ETF, T. Rowe Price Global Equity ETF, T. Rowe Price Health Care ETF, T. Rowe Price International Equity Research ETF, and T. Rowe Price Natural Resources ETF, each as a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%
T. Rowe Price Capital Appreciation Premium Income ETF	October 24, 2024	0.34%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Financials ETF	February 6, 2025	0.44%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price Global Equity ETF	February 6, 2025	0.46%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Health Care ETF	February 6, 2025	0.44%
T. Rowe Price Hedged Equity ETF	October 24, 2024	0.46%
T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price International Equity Research ETF	February 6, 2025	0.38%
T. Rowe Price Natural Resources ETF	February 6, 2025	0.44%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Technology ETF	May 8, 2024	0.63%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl L. Emory		/s/Fran Pollack-Matz
By:
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Seba Kurian
By:
Kathryn L. Reilly, Assistant Secretary		Seba Kurian, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 29th day of July, 2025, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved, effective July 29, 2025, the creation and addition of the T. Rowe Price Active Core International Equity ETF, T. Rowe Price Active Core U.S. Equity ETF, T. Rowe Price Emerging Markets Equity Research ETF, T. Rowe Price High Income Municipal ETF, T. Rowe Price Innovation Leaders ETF, T. Rowe Price Long Municipal Income ETF, T. Rowe Price Multi-Sector Income ETF, and T. Rowe Price Short Municipal Income ETF (the “New Funds”), each as a separate series of the Corporation;

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved, effective July 29, 2025, a Distribution and Servicing Plan for the New Funds (“Plan”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved, effective July 29, 2025, excluding 12b-1 fees under the Plan from the expenses to be paid by the Manager under Paragraph 2 of the Agreement with respect to the New Funds;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Paragraph 2 is amended to add the following (exception to the Manager’s payment of expenses) as item (6):

(6)          With respect to the Funds listed on Schedule B only, 12b-1 fees. Any services and distribution expenses pursuant to a plan adopted in accordance with Rule 12b-1 under the Act.

2.	Schedule B is added to the end of the Agreement, after Schedule A, as follows:

Schedule B

The exclusion in paragraph 2 (6) related to 12b-1 Fees applies to the following Funds only:

T. Rowe Price Active Core International Equity ETF

T. Rowe Price Active Core U.S. Equity ETF

T. Rowe Price Emerging Markets Equity Research ETF

T. Rowe Price High Income Municipal ETF

T. Rowe Price Innovation Leaders ETF

T. Rowe Price Long Municipal Income ETF

T. Rowe Price Multi-Sector Income ETF

T. Rowe Price Short Municipal Income ETF

3.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Active Core International Equity ETF	July 29, 2025	0.20%
T. Rowe Price Active Core U.S. Equity ETF	July 29, 2025	0.14%
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%
T. Rowe Price Capital Appreciation Premium Income ETF	October 24, 2024	0.34%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Emerging Markets Equity Research ETF	July 29, 2025	0.40%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Financials ETF	February 6, 2025	0.44%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price Global Equity ETF	February 6, 2025	0.46%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Health Care ETF	February 6, 2025	0.44%
T. Rowe Price Hedged Equity ETF	October 24, 2024	0.46%
T. Rowe Price High Income Municipal ETF	July 29, 2025	0.32%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Innovation Leaders ETF	July 29, 2025	0.49%
T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price International Equity Research ETF	February 6, 2025	0.38%
T. Rowe Price Long Municipal Income ETF	July 29, 2025	0.26%
T. Rowe Price Multi-Sector Income ETF	July 29, 2025	0.37%
T. Rowe Price Natural Resources ETF	February 6, 2025	0.44%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Short Municipal Income ETF	July 29, 2025	0.18%
T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Technology ETF	May 8, 2024	0.63%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.56%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl L. Emory		/s/Fran Pollack-Matz

By:
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Seba Kurian

By:
Kathryn L. Reilly, Assistant Secretary		Seba Kurian, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 5th day of November, 2025, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved, effective December 1, 2025, lowering the annual management fee of the T. Rowe Price U.S. High Yield ETF, a separate series of the Corporation, from 56 basis points to 50 basis points;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule A to the Agreement is amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Active Core International Equity ETF	July 29, 2025	0.20%
T. Rowe Price Active Core U.S. Equity ETF	July 29, 2025	0.14%
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%
T. Rowe Price Capital Appreciation Premium Income ETF	October 24, 2024	0.34%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Emerging Markets Equity Research ETF	July 29, 2025	0.40%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Financials ETF	February 6, 2025	0.44%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price Global Equity ETF	February 6, 2025	0.46%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Health Care ETF	February 6, 2025	0.44%
T. Rowe Price Hedged Equity ETF	October 24, 2024	0.46%
T. Rowe Price High Income Municipal ETF	July 29, 2025	0.32%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Innovation Leaders ETF	July 29, 2025	0.49%
T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price International Equity Research ETF	February 6, 2025	0.38%
T. Rowe Price Long Municipal Income ETF	July 29, 2025	0.26%
T. Rowe Price Multi-Sector Income ETF	July 29, 2025	0.37%
T. Rowe Price Natural Resources ETF	February 6, 2025	0.44%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Short Municipal Income ETF	July 29, 2025	0.18%
T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Technology ETF	May 8, 2024	0.63%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.50%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price Value ETF	December 5, 2022	0.33%

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl L. Emory		/s/Fran Pollack-Matz

By:
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Sonia Kurian

By:
Kathryn L. Reilly, Assistant Secretary		Sonia Kurian, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 5th day of February, 2026, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved, effective February 5, 2026, the creation and addition of the T. Rowe Price Capital Appreciation Market Opportunities ETF (the “New Fund”), a separate series of the Corporation;

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved on February 5, 2026, a Distribution and Servicing Plan for the New Fund (“Plan”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved on February 5, 2026, excluding 12b-1 fees under the Plan from the expenses to be paid by the Manager under Paragraph 2 of the Agreement with respect to the New Fund;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedules A and B to the Agreement are amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price Active Core International Equity ETF	July 29, 2025	0.20%
T. Rowe Price Active Core U.S. Equity ETF	July 29, 2025	0.14%
T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%
T. Rowe Price Capital Appreciation Market Opportunities ETF	February 5, 2026	0.25%
T. Rowe Price Capital Appreciation Premium Income ETF	October 24, 2024	0.34%
T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
T. Rowe Price Emerging Markets Equity Research ETF	July 29, 2025	0.40%
T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
T. Rowe Price Financials ETF	February 6, 2025	0.44%
T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
T. Rowe Price Global Equity ETF	February 6, 2025	0.46%
T. Rowe Price Growth ETF	December 5, 2022	0.38%
T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
T. Rowe Price Health Care ETF	February 6, 2025	0.44%
T. Rowe Price Hedged Equity ETF	October 24, 2024	0.46%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
T. Rowe Price High Income Municipal ETF	July 29, 2025	0.32%
T. Rowe Price Innovation Leaders ETF	July 29, 2025	0.49%
T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%
T. Rowe Price International Equity ETF	December 5, 2022	0.50%
T. Rowe Price International Equity Research ETF	February 6, 2025	0.38%
T. Rowe Price Long Municipal Income ETF	July 29, 2025	0.26%
T. Rowe Price Multi-Sector Income ETF	July 29, 2025	0.37%
T. Rowe Price Natural Resources ETF	February 6, 2025	0.44%
T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
T. Rowe Price Short Municipal Income ETF	July 29, 2025	0.18%
T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
T. Rowe Price Technology ETF	May 8, 2024	0.63%
T. Rowe Price Total Return ETF	July 27, 2021	0.31%
T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.50%
T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
T. Rowe Price Value ETF	December 5, 2022	0.33%

Schedule B

The exclusion in paragraph 2 (6) related to 12b-1 Fees applies to the following Funds only:

T. Rowe Price Active Core International Equity ETF

T. Rowe Price Active Core U.S. Equity ETF

T. Rowe Price Capital Appreciation Market Opportunities ETF

T. Rowe Price Emerging Markets Equity Research ETF

T. Rowe Price High Income Municipal ETF

T. Rowe Price Innovation Leaders ETF

T. Rowe Price Long Municipal Income ETF

T. Rowe Price Multi-Sector Income ETF

T. Rowe Price Short Municipal Income ETF

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl L. Emory		/s/Fran Pollack-Matz

By:
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Seba Kurian

By:
Kathryn L. Reilly, Assistant Secretary		Seba Kurian, Vice President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This Amendment (the “Amendment”) to the Investment Management Agreement is made as of the 5th day of May, 2026, by and between T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its underlying series funds (the “Funds”), each a separate series of the Corporation, and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into an Investment Management Agreement dated as of October 28, 2019 (the “Agreement”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved, effective May 5, 2026, the creation and addition of the T. Rowe Price Biotech ETF, T. Rowe Price Capital Appreciation Fixed Income ETF, T. Rowe Price Dynamic Emerging Markets Bond ETF, T. Rowe Price Mid-Cap Equity Research ETF, T. Rowe Price Securitized Income ETF, and T. Rowe Price Small-Cap ETF (the “New Funds”), including the annual management fee of each New Fund, each as a separate series of the Corporation;

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved on May 5, 2026, a Distribution and Servicing Plan for the New Funds (“Plan”);

WHEREAS, the Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation, approved on May 5, 2026, excluding 12b-1 fees under the Plan from the expenses to be paid by the Manager under Paragraph 2 of the Agreement with respect to the New Funds;

WHEREAS, the parties hereto desire to amend the Agreement to make the changes set out below;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

2.	Schedules A and B to the Agreement are amended to read as follows:

Schedule A

This Agreement relates to the following Funds:

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
1. T. Rowe Price Active Core International Equity ETF	July 29, 2025	0.20%
2. T. Rowe Price Active Core U.S. Equity ETF	July 29, 2025	0.14%
3. T. Rowe Price Biotech ETF	May 5, 2026	0.55%
4. T. Rowe Price Blue Chip Growth ETF	October 28, 2019	0.57%
5. T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	0.31%
6. T. Rowe Price Capital Appreciation Fixed Income ETF	May 5, 2026	0.37%
7. T. Rowe Price Capital Appreciation Market Opportunities ETF	February 5, 2026	0.25%
8. T. Rowe Price Capital Appreciation Premium Income ETF	October 24, 2024	0.34%
9. T. Rowe Price Dividend Growth ETF	October 28, 2019	0.50%
10. T. Rowe Price Dynamic Emerging Markets Bond ETF	May 5, 2026	0.45%
11. T. Rowe Price Emerging Markets Equity Research ETF	July 29, 2025	0.40%
12. T. Rowe Price Equity Income ETF	October 28, 2019	0.54%
13. T. Rowe Price Financials ETF	February 6, 2025	0.44%
14. T. Rowe Price Floating Rate ETF	May 11, 2022	0.59%
15. T. Rowe Price Global Equity ETF	February 6, 2025	0.46%
16. T. Rowe Price Growth ETF	December 5, 2022	0.38%
17. T. Rowe Price Growth Stock ETF	October 28, 2019	0.52%
18. T. Rowe Price Health Care ETF	February 6, 2025	0.44%
19. T. Rowe Price Hedged Equity ETF	October 24, 2024	0.46%
20. T. Rowe Price High Income Municipal ETF	July 29, 2025	0.32%
21. T. Rowe Price Innovation Leaders ETF	July 29, 2025	0.49%
22. T. Rowe Price Intermediate Municipal Income ETF	February 5, 2024	0.24%

Fund Name	Effective Date of Agreement for the Fund	Annual Management Fee (as a percentage of average daily net assets)
23. T. Rowe Price International Equity ETF	December 5, 2022	0.50%
24. T. Rowe Price International Equity Research ETF	February 6, 2025	0.38%
25. T. Rowe Price Long Municipal Income ETF	July 29, 2025	0.26%
26. T. Rowe Price Mid-Cap Equity Research ETF	May 5, 2026	0.47%
27. T. Rowe Price Multi-Sector Income ETF	July 29, 2025	0.37%
28. T. Rowe Price Natural Resources ETF	February 6, 2025	0.44%
29. T. Rowe Price QM U.S. Bond ETF	July 27, 2021	0.08%
30. T. Rowe Price Securitized Income ETF	May 5, 2026	0.20%
31. T. Rowe Price Short Municipal Income ETF	July 29, 2025	0.18%
32. T. Rowe Price Small-Cap ETF	May 5, 2026	0.59%
33. T. Rowe Price Small-Mid Cap ETF	December 5, 2022	0.55%
34. T. Rowe Price Technology ETF	May 8, 2024	0.63%
35. T. Rowe Price Total Return ETF	July 27, 2021	0.31%
36. T. Rowe Price U.S. Equity Research ETF	February 3, 2021	0.34%
37. T. Rowe Price U.S. High Yield ETF	May 11, 2022	0.50%
38. T. Rowe Price Ultra Short-Term Bond ETF	July 27, 2021	0.17%
39. T. Rowe Price Value ETF	December 5, 2022	0.33%

Schedule B

The exclusion in paragraph 2 (6) related to 12b-1 Fees applies to the following Funds only:

1.	T. Rowe Price Active Core International Equity ETF

2.	T. Rowe Price Active Core U.S. Equity ETF

3.	T. Rowe Price Biotech ETF

4.	T. Rowe Price Capital Appreciation Fixed Income ETF

5.	T. Rowe Price Capital Appreciation Market Opportunities ETF

6.	T. Rowe Price Dynamic Emerging Markets Bond ETF

7.	T. Rowe Price Emerging Markets Equity Research ETF

8.	T. Rowe Price High Income Municipal ETF

9.	T. Rowe Price Innovation Leaders ETF

10.	T. Rowe Price Long Municipal Income ETF

11.	T. Rowe Price Mid-Cap Equity Research ETF

12.	T. Rowe Price Multi-Sector Income ETF

13.	T. Rowe Price Securitized Income ETF

14.	T. Rowe Price Short Municipal Income ETF

15.	T. Rowe Price Small-Cap ETF

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

/s/Cheryl L. Emory		/s/Fran Pollack-Matz

By:
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Sara Pak

By:
Kathryn L. Reilly, Assistant Secretary		Sara Pak, Vice President